Exhibit 10.41

Pursuant to Instruction 2 of Item 601(a) of Regulation S-K, the Company has filed only the form of this Extension of Maturity Date of Warrants although the Company has entered into various such Extension of Maturity Date of Warrants that are substantially identical in all material respects except as to the parties thereto and certain other details. The Schedule that follows the form of Extension of Maturity Date of Warrants identifies each Extension of Maturity Date of Warrants that have not been filed (or incorporated by reference) because they are substantially identical in all material respects to the form of Extension of Maturity Date of Warrants that is being filed, and sets forth the material details in which the each omitted Extension of Maturity Date of Warrants differ from the form of Extension of Maturity Date of Warrants that is being filed.

EXTENSION OF MATURITY DATE OF WARRANTS

This Extension of Maturity Date of Warrants (“Extension”) is by and between the individual or entity named on the executed counterpart of the signature page hereto (such signatory is referred to as “Holder”) and OmniComm Systems, Inc., a Delaware corporation (“Maker”) and is entered into as of the day the Holder executes a copy of this Extension.

WHEREAS, Maker has delivered to Holder that certain 12% Promissory Note of the Maker (“Promissory Note”) dated __________ in the aggregate to the Holder in the principal of $_____________.

WHEREAS, the Maturity Date of the Promissory Note, as that term is defined in the Promissory Note, was__________, and the principal due thereunder remains unpaid as of the date hereof.

WHEREAS, the parties have agreed to extend the Maturity Date of the Promissory Note to January 01, 2019.

WHEREAS, Holder has all requisite power, authority, and capacity to enter into this Extension and to extend the Maturity Date of the Warrants.

NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained, and other good and valuable consideration, the receipt of which is hereby acknowledged, Holder and the Maker hereby agree as follows:

1.	Recitals. The foregoing recitals are true and correct.

2.	No Other Changes. Except as specifically set forth herein, all other terms and conditions of the Promissory Note remain in full force and effect.

3.

Warrants Extension. Maker hereby agrees to extend the expiration date on the Warrants issued in connection with the $___________ of principal from the Promissory Note on____________, which were originally scheduled to expire on__________. The new expiration date is____________.

IN WITNESS WHEREOF, this Extension of Maturity Date of the Warrants associated with the Promissory Note is executed as of the day and date the Holder executes a copy of this Extension.

OmniComm Systems, Inc.

By: ____________________

[name]

[title]

[HOLDERS SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned represents that it has caused this extension of Maturity Date of Warrants to be duly executed on its behalf (if an entity, by one of its officers thereunto duly authorized) as of the date written below.

HOLDER:

____________________________________

Printed Name of Holder

By: _________________________________

(Signature of Holder or Authorized Person)

_____________________________________

Printed Name and Title if Authorized Person

_____________________________________

Date

SCHEDULE OF SUBSTANTIALLY IDENTICAL

EXTENSION OF MATURITY DATE OF WARRANTS

Pursuant to Instruction 2 of Item 601(a) of Regulation S-K, the Company has filed only the form of this Extension of Maturity Date of Warrants although the Company has entered into various such Extension of Maturity Date of Warrants that are substantially identical in all material respects except as to the parties thereto and certain other details. The following schedule identifies each Extension of Maturity Date of Warrants that have not been filed (or incorporated by reference) because they are substantially identical in all material respects to the form of Extension of Maturity Date of Warrants that is being filed, and sets forth the material details in which each omitted Extension of Maturity Date of Warrants differ from the form of Extension of Maturity Date of Warrants that is being filed.

Date of Agreement	Name of Holder	Amount of Warrants	Principal Amount and date of associated Promissory Note	Expiration of Warrants	Warrant Amount Outstanding at December 31, 2018
October 15, 2015(1)	Cornelis F. Wit 2101 West Commercial Blvd, Suite 3500, Ft. Lauderdale, FL 33309	6,400,000	$1,600,000 dated April 4, 2014	Changed from April 1, 2017 to January 1, 2019	1,000,000
(1)

This Extension of Maturity Date of Warrants supersedes and replaces a prior Extension of Maturity Date of Warrants to the holder, extends the expiration date of the Warrants of the prior Extension of Maturity Date of Warrants.